UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2020
_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)
11250 Waples Mill Road, South Tower 210, Fairfax, Virginia (Address of Principal Executive Office)		22030 (Zip Code)
Registrant’s telephone number, including area code: (703) 349-2577
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	WYY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.03
Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03
Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2020, WidePoint Corporation (the “Company”) filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of Delaware (the “Certificate of Amendment”) to effect a 1-for-10 reverse stock split (the “Reverse Stock Split”) of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), effective as of 5:00 p.m. Eastern Time on November 6, 2020. The Certificate of Amendment also decreases the number of authorized shares of Common Stock from 110 million to 30 million. No fractional shares will be issued in connection with the Reverse Stock Split and any fractional shares will be rounded up to the nearest whole number.

As previously disclosed, the Company’s stockholders approved a Reverse Stock Split of the Common Stock at a special meeting of stockholders on August 24, 2020, in a range of five (5) to fifteen (15) shares into one share of Common Stock, with the exact ratio within such range to be determined by the Board of Directors of the Company (the “Board”). The Board determined to effect the Reverse Stock Split at a ratio of 1-for-10 and approved the corresponding final form of the Certificate of Amendment.

 The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Time on November 6, 2020, at which time every ten shares of the Company’s issued and outstanding Common Stock will be automatically converted into one issued and outstanding share of Common Stock, without any change in the par value per share.

The Common Stock will begin trading on a reverse stock split-adjusted basis on the NYSE American Market on November 9, 2020. The trading symbol for the Common Stock will remain “WYY.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 967590 209.

 The Company will adjust the number of shares available for future grant under its equity incentive plan and will also adjust the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued to equitably reflect the effects of the Reverse Stock Split.

Item 7.01
Regulation FD Disclosures.

On October 26, 2020, the Company issued a press release announcing updating financial guidance. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 8.01
Other Events.

On October 23, 2020, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01(d)
Financial Statements and Exhibits.

Exhibit 3.1
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.

Exhibit 99.1
Press Release dated October 26, 2020.

Exhibit 99.2
Press Release dated October 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

Date: October 29, 2020	By:	/s/ Jin Kang
Jin Kang
Chief Executive Officer